EXHIBIT 32-2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Twin Faces East Entertainment Corporation (the "Company") on Form 10-QSB/A for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley l. Teeple, Secretary/Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained in the Report fairly presents,  in  all
          material   respects,  the  financial  condition  and   results   of
          operations of the Company.



                         /s/ Stanley Teeple
                         Stanly L. Teeple
                         Secretary/Treasurer and Chief Financial Officer August 26, 2003